UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-07881
Brazos Mutual Funds
(Exact name of registrant as specified in charter)
5949 Sherry Lane, Suite 1600
Dallas, TX 75225
(Address of principal executive offices) (Zip code)
Robin C. Thorn
5949 Sherry Lane, Suite 1600
Dallas, TX 75225
(Name and address of agent for service)
1-800-426-9157
Registrant’s telephone number, including area code
Date of fiscal year end: November 30, 2008
Date of reporting period: November 30, 2008

Item 1. Report to Stockholders.

Brazos Micro Cap Portfolio
Brazos Small Cap Portfolio
Brazos Mid Cap Portfolio
Brazos Growth Portfolio

Investment Adviser
Brazos Capital Management, L.P.
5949 Sherry Lane, Suite 1600 Dallas, Texas 75225
www.brazosfunds.com

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Dear Fellow Shareholder,

U.S. stock markets suffered declines not seen since the Great Depression during the 12-month period ended November 30, 2008. In the aftermath of the subprime mortgage crisis, credit conditions deteriorated during the reporting period, ultimately resulting in a liquidity crisis that claimed a number of high profile commercial and investment banks. Further compounding market weakness, slumping housing prices sapped consumer spending strength, and the unemployment rate reached its highest level in more than a decade. Economic weakness spread to other countries, leading to concerns of a global recession. Although growth in emerging markets drove prices for commodities to record high levels in the first half of the year, the global slowdown led commodity prices sharply lower in the final months of the reporting period.

In an effort to relieve pressure and revive the economy, the Federal Reserve (Fed) cut the Fed Funds rate a total of eight times during the reporting period, bringing the rate from 4.50% to 1.00%. The government also worked to stabilize the economy, passing the Emergency Stabilization Act which authorized the use of $700 billion to purchase distressed assets and make injections of capital into banks.

In this market environment, growth stocks underperformed value stocks across all capitalization ranges. Small cap growth stocks as a group delivered the most severe declines, as investors preferred the relative safety of larger, more liquid companies. In terms of sector performance, the energy and materials sectors were the worst performers for the reporting period. At the other end of the performance spectrum, the consumer staples sector logged more moderate declines.

Reflecting the challenging market conditions during the reporting period, the Brazos Funds all delivered negative returns. Consistent with market performance, micro cap and small cap holdings lagged larger companies. The Funds generally derived modest losses from holdings in the utilities and consumer staples sectors, while materials, technology, and energy holdings weighed more heavily on returns. Please read our Fund Commentaries for detailed information on holdings that added meaningfully to each Fund’s performance for the reporting period, as well as new Fund additions and investment themes.

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 Performance As Of November 30, 2008
These performance numbers are unaudited.

									Total
									Annual
	6 Months	12 Months	5 Years	5 Years	10 Years	10 Years			Gross
	Ended	Ended	Ended	Ended	Ended	Ended	Inception to	Inception to	Operating	Net
	11/30/08	11/30/08	11/30/08	11/30/08	11/30/08	11/30/08	11/30/08	11/30/08	Expense	Expense
	Cumulative	Cumulative	Annualized	Cumulative	Annualized	Cumulative	Annualized	Cumulative	Ratio	Ratio
Brazos Micro Cap
Class Y (Inception 12/31/1997)	-45.33%	-50.02%	-4.68%	-21.32%	6.64%	90.14%	7.87%	128.73%	1.64%	1.60%
Russell 2000 Growth Index(a)	-39.80%	-41.34%	-3.29%	-15.41%	-0.42%	-4.15%	-1.06%	-11.03%	n/a	n/a
Brazos Small Cap
Class Y (Inception 12/31/1996)	-45.22%	-51.62%	-4.78%	-21.73%	0.72%	7.44%	4.35%	66.02%	1.59%	1.35%
Russell 2000 Growth Index(a)	-39.80%	-41.34%	-3.29%	-15.41%	-0.42%	-4.15%	0.04%	0.49%	n/a	n/a
Brazos Mid Cap
Class Y (Inception 12/31/1999)	-45.18%	-45.43%	-2.68%	-12.70%	n/a	n/a	-0.11%	-0.96%	1.27%	1.20%
Russell Mid Cap Growth Index(c)	-46.59%	-46.15%	-2.83%	-13.35%	n/a	n/a	-5.12%	-37.43%	n/a	n/a
Brazos Growth Fund
Class Y (Inception 12/31/1998)	-48.49%	-49.84%	-4.56%	-20.81%	n/a	n/a	4.65%	56.95%	1.22%	1.20%
Russell 3000 Growth Index(b)	-38.40%	-39.86%	-3.11%	-14.63%	n/a	n/a	-4.24%	-34.95%	n/a	n/a

See important notes regarding this data at the end of the Management Letter on pages 6 and 7.

Performance data quoted represents past performance and is not indicative of future results. Investment returns and principal values may fluctuate so that, when redeemed, shares may be worth more or less than their original value. Current performance of a Portfolio may be lower or higher than the performance quoted in the table above. Performance data current to the most recent month end may be obtained by visiting www.Brazosfunds.com. Performance shown is for Class Y shares, which do not have sales charges. Sales charges would diminish the performance returns shown.

The Advisor has contractually agreed to waive fees and/or reimburse expenses through the 2009 fiscal year.

Market Outlook

Looking ahead, we anticipate continued turbulence in the equity markets until the macroeconomic outlook becomes less cloudy. Within the micro-and small-cap spaces, in particular, liquidity remains poor, although valuations are compelling. For the near term, we will maintain overweight positions in areas of market leadership, including the consumer staples sector. Although we expect 2009 to be

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a challenging year for equities, we believe that many currently oversold stocks will ultimately be well positioned for outperformance.

We would like to take this opportunity to thank you for the confidence you have placed in us through your investment in the Brazos Funds.

Sincerely,

Mike Allocco	Jamie Cuellar
Portfolio Manager	Portfolio Manager

Brazos Micro Cap Fund Annual Review

Brazos Micro Cap Fund (the “Fund”) declined during the 12-month reporting period, underperforming its peers and its benchmark, the Russell 2000 Growth Index, in a volatile market. Stock selection in the technology, materials, and energy sectors accounted for the bulk of the fund’s underperformance relative to the benchmark. Effective stock selection in the consumer discretionary, producer durables, and consumer staples groups partially offset those losses.

Energy holding Brigham Exploration Company (BEXP) hurt fund performance for the reporting period. We originally bought Brigham because of the company’s excellent oil production prospects in the Bakken Shale and leverage to crude oil prices. We sold the stock as investors began to focus more on Brigham’s higher-than-group average debt-to-capital ratio and its need to raise additional financing in 2009, and because the stock price fell below its technical support level.

Materials holding China Architectural Engineering, Inc. (CAEI) also weighed on returns. The company, which designs and installs curtain wall systems for large buildings, had been experiencing geographic expansion and had some recently-announced significant deals in the pipeline. Unfortunately, CAEI was one of many engineering and construction companies whose stock prices have been pushed to low levels by the credit crisis, as many investors believe that new projects will be cancelled. We sold the position late in the fiscal year.

Omega Protein Corporation (OME) contributed to relative performance. The food producer benefited from rising commodity prices during much of the reporting period, which translated into accelerated revenue and earnings growth. We sold the stock in September 2008 as we became concerned about the impact that the summer’s hurricanes would have on yields, and about the sustainability of higher prices.

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The outlook for the fund continues to be unclear for the near term. Although, in our opinion, valuations are extremely compelling, the economy and the financial markets are under intense pressure, and liquidity in micro cap stocks is very poor.

–Jamie Cuellar, Lead Portfolio Manager

Brazos Small Cap Fund Annual Review

Brazos Small Cap Fund (the “Fund”) delivered negative returns for the fiscal year, lagging its peers and its benchmark, the Russell 2000 Growth Index, in a volatile market. The Fund’s underperformance relative to its benchmark was largely attributable to holdings in the technology, materials, and health care sectors. Effective stock selection in the consumer discretionary group helped to trim losses.

Energy holding Boots & Coots International Well Control Inc. (WEL) detracted from the fund’s performance during the reporting period. We bought the position in the third quarter of 2008 as its entry into snubbing and pressure control diversified the company into additional energy services. The stock price has performed in line with the market, but we believe the near-term and long-term prospects for the company are outstanding as fundamentals have not changed. The company continues to gain and announce new large contracts and exceed street expectations. We feel valuation is extremely attractive, and 2009 looks to be another good year with solid, long-term international contracts.

Technology holding Ceragon Networks Ltd. (CRNT) also hurt absolute and relative returns. Ceragon, which supplies broadband wireless networking systems, was a meaningful contributor to fund performance in 2007 as we bought and sold the position well. After raising capital through a secondary offering in late 2007, dilution from the offering, increased operating costs from a rising Israeli shekel relative to the dollar, and a slight deceleration in revenue growth caused the company’s stock to languish. We reentered the position this year as the company’s valuation greatly improved. The currency effect is starting to go in the company’s favor and products are still in high demand. Therefore, the stock remains in the portfolio.

Lindsay Corporation (LNN), which supported our theme of a strong agricultural commodities market, contributed to fund returns. We bought the stock believing Lindsay would see accelerated growth in orders for their irrigation equipment as farmers were flush with cash due to high commodity prices. We sold the stock in May 2008 as it reached our target price.

The outlook remains uncertain as financial markets remain unstable and the economy continues to decelerate. We will remain focused on those companies that we believe can grow despite economic weakness by taking share from their competitors and introducing new products.

–Jamie Cuellar, Lead Portfolio Manager

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Brazos Mid Cap Fund Annual Review

The Brazos Mid Cap Fund (the “Fund”) delivered negative results for the 12-month reporting period, although it outperformed its peers and its benchmark, the Russell Midcap Growth Index, in a volatile market. Strong stock selection in the consumer discretionary and energy sectors accounted for the bulk of the fund’s outperformance relative to the benchmark. Stock selection in the technology and producer durables groups trimmed relative gains.

Technology holding Red Hat, Inc. (RHT), a provider of open source technology solutions, detracted from fund performance for the reporting period. A decrease in enterprise IT spending, driven by the global slowdown, drove the company’s share price down sharply. The stock has been sold.

Health care holding St. Jude Medical, Inc. (STJ) also hurt performance. We owned STJ viewing it as is one of the few medical device companies with strong potential for double-digit organic revenue growth in the next several years. Unfortunately, the credit crisis has limited hospitals’ capital expenditure budgets, and macroeconomic pressure has weakened hospital procedure volume. As a result, the medical device sector sold off over a short period of time and dramatically underperformed the overall market. We sold the stock.

Energy holding Quicksilver Resources Inc (KWK) contributed to performance for the 12-month period, driven by successful natural gas wells in the highly productive Barnett Shale fields near Ft. Worth, TX. We expect the energy sector, and in particular, natural gas related stocks, to outperform when global growth reaccelerates.

As financial markets remain unstable and stock prices continue to be detached from fundamentals, we will remain focused on those companies that we feel can grow despite economic weakness.

–Mike Allocco, Lead Portfolio Manager

Brazos Growth Fund Annual Review

The Brazos Growth Fund (the “Fund”) delivered negative returns for the 12-month reporting period, lagging both its peer group and its benchmark, the Russell 3000 Growth Index. Within the fund, technology holdings represented the bulk of negative absolute and relative performance, particularly within the software group. Producer durables holdings also hurt absolute and relative returns. Strong stock selection in the consumer discretionary and financial services sectors helped to trim losses.

Consumer discretionary holding Bally Technologies Inc. (BYI) detracted from performance. Even though BYI met street expectations for earnings, the stock traded lower over intellectual property issues with competitor International Game Technology (IGT), along with capital spending concerns for casinos in general. We have reduced the position size in the fund.

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Urban Outfitters, Inc. (URBN) also dragged down returns. Even though URBN continues to meet street earnings expectations, the stock sold off over fears that a deep recession would have a negative impact on consumer spending, which in turn put the company’s forward earnings estimates at risk. We have reduced our position size in the fund.

Energy holding Duvernay Oil Corp. (DDV CN) contributed to performance. Acquired in August by Royal Dutch Shell, Duvernay benefited from owning prized assets in the Canadian Montney Shale, a formation that rivals returns seen in the Barnett and Marcellus Shales in the U.S.

While we remain optimistic regarding the long-term prospects for the fund, we are not immune to the current economic reality. We will continue to look for companies with high earnings potential.

–Mike Allocco, Lead Portfolio Manager

The Micro Cap Portfolio invests in smaller companies which involve additional risks such as limited liquidity and greater volatility. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The Small Cap Portfolio invests in smaller companies, which involve additional risks such as limited liquidity and greater volatility. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Investing in mid capitalization stocks is more volatile than investing in large company stocks. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

Opinions expressed are those of Brazos Capital Management and are subject to change, are not guaranteed and should not be considered recommendations to buy or sell a security.

Please refer to the remainder of this document for additional information, including portfolio holdings. Fund holdings and sector allocations are subject to change at any time and should not be considered a recommendation to buy or sell any security.

Current and future portfolio holdings are subject to risk.

Investment performance reflects contractual fee waivers and expense reimbursements in effect. In the absence of such waivers and reimbursements, total return would be reduced. The longer-term performance results presented for the Micro Cap, Small Cap, Mid Cap, and Growth Funds reflect periods of above average performance attributable in part to investments in certain securities during their initial public offering or other non-recurring

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factors. In particular, returns for certain periods, such as 1998 and 1999 for Micro Cap, 1997, 1999, and 2007 for Small Cap, 2000 for Mid Cap, and 1999 and 2007 for Growth, reflect substantial benefits from first-day realized or unrealized gains from participation in initial public offerings. (See Note 4 to the Financial Statements for an explanation of the payments made to the Small Cap and Growth Portfolios in 2007.) It is unlikely that the Funds will benefit to the same extent from these types of gains in the future, especially if a Fund’s assets remain at current levels or if they increase. Returns are shown net of fees.

(a)	Russell 2000 Growth Index measures the performance, of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. Companies in the Russell 3000 Index, as ranked by market capitalization.

(b)	Russell 3000 Growth Index Russell 3000 Growth Index measures the performance of those Russell 3000 Index companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of either the Russell 1000 Growth or the Russell 2000 Growth indexes.

(c)	Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index consists or the 800 smallest companies in the Russell 1000 Index, which represent approximately 24% of the total market capitalization of the Russell 1000 Index.

You cannot invest directly in an index.

Debt-to-capital ratio is a ratio showing the financial leverage of a firm, calculated by dividing long-term debt by the amount of capital available.

Must be preceded or accompanied by a current prospectus. Read it carefully before you invest.

The Brazos Funds are distributed by Quasar Distributors LLC. (01/09)

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BRAZOS MICRO CAP PORTFOLIO

SEC Avg. Annual Total Return
(as of 11/30/08)
(unaudited)
				Since	Since
				Inception	Inception
	1 Year	5 Year	10 Year	Y	N
Micro Cap Portfolio Class Y	(50.02)%	(4.68)%	6.64%	7.87%	n/a
Russell 2000 Growth Index	(41.34)%	(3.29)%	(0.42)%	(1.06)%	(2.40)%
Micro Cap Portfolio Class N	(50.14)%	(4.83)%	n/a	n/a	(3.58)%

This graph assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1997 (commencement of operations for Class Y shares). Prior to July 15, 2003 the minimum initial Class Y shares requirement was $50,000. Class N shares commenced operations on May 1, 2001. The minimum required initial investment for Class N shares is $5,000 for non-retirement accounts and $1,000 for retirement accounts. Performance of Class N shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. Past performance is not indicative of future results. The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos Capital Management have caused the Portfolio’s return to be higher that they otherwise would have been. Investing in micro cap stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Micro Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 1998 and 1999 for Brazos Micro Cap reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 2000 Growth Index, the Portfolio’s benchmark index, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

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BRAZOS SMALL CAP PORTFOLIO

SEC Avg. Annual Total Return
(as of 11/30/08)
(unaudited)
				Since	Since
				Inception	Inception
	1 Year	5 Year	10 Year	Y	N
Small Cap Portfolio Class Y	(51.62)%	(4.78)%	0.72%	4.35%	n/a
Russell 2000 Growth Index	(41.34)%	(3.29)%	(0.42)%	0.04%	(2.22)%
Small Cap Portfolio Class N	(51.78)%	(4.80)%	n/a	n/a	(1.45)%

This graph assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1996 (commencement of operations for Class Y shares). Class N shares commenced operations on September 8, 1999. The minimum required initial investment for Class N shares is $5,000 for non-retirement accounts and $1,000 for retirement accounts. Performance of Class N shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. Past performance is not indicative of future results. The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos Capital Management have caused the Portfolio’s return to be higher that they otherwise would have been. Investing in small company stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Small Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 1997, 1999, and 2007 for Brazos Small Cap reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The Russell 2000 Index consists of the smallest 2,000 companies in a group of 3,000 U.S. companies in the Russell 3000 Index, as ranked by market capitalization. The Russell 2000 Growth Index, the Portfolio’s benchmark index, measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth rates.

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BRAZOS MID CAP PORTFOLIO

SEC Avg. Annual Total Return
(as of 11/30/08)
(unaudited)
			Since	Since
			Inception	Inception
	1 Year	5 Year	Y	N
Mid Cap Portfolio Class Y	(45.43)%	(2.68)%	(0.11)%	n/a
Russell Mid Cap Growth Index	(46.15)%	(2.83)%	(5.12)%	(7.34)%
Mid Cap Portfolio Class N	(45.44)%	(2.79)%	n/a	(2.41)%

This graph assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1999 (commencement of operations for Class Y shares). Class N shares commenced operations on March 31, 2000. The minimum required initial investment for Class N shares is $5,000 for non-retirement accounts and $1,000 for retirement accounts. Performance of Class N shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. Past performance is not indicative of future results. The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos Capital Management have caused the Portfolio’s return to be higher that they otherwise would have been. The longer term performance results presented for the Brazos Mid Cap Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 2000 for Brazos Mid Cap reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The Russell Mid Cap Index consists of the 800 smallest companies in the Russell 1000 Index, which represents approximately 24% of the total market capitalization of the Russell 1000 Index. The Russell Mid Cap Growth Index, the Portfolio’s benchmark index, measures the performance of those companies in the Russell Mid Cap Index with higher price-to-book ratios and higher forecasted growth rates.

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BRAZOS GROWTH PORTFOLIO

SEC Avg. Annual Total Return
(as of 11/30/08)
(unaudited)
			Since	Since
			Inception	Inception
	1 Year	5 Year	Y	N
Growth Portfolio Class Y	(49.84)%	(4.56)%	4.65%	n/a
Russell 3000 Growth Index	(39.86)%	(3.11)%	(4.24)%	(8.73)%
Growth Portfolio Class N	(49.82)%	(4.65)%	n/a	(4.68)%

This graph assumes an initial investment of $1,000,000 (the minimum initial Class Y share investment) made on December 31, 1998 (commencement of operations for Class Y shares). Class N shares commenced operations on March 31, 2000. The minimum required initial investment for Class N shares is $5,000 for non-retirement accounts and $1,000 for retirement accounts. Performance of Class N shares will differ due to differences in expenses and sales charges. Returns shown include the reinvestment of all dividends and reflects sales charges, if applicable. Past performance is not indicative of future results. The graph and table do not reflect the deduction of taxes a shareholder would have paid on Fund distributions or redemption of Fund shares. Investment returns and principal values may fluctuate, so that, when redeemed, shares may be worth more or less than their original value. Fee waivers and expense reimbursements by Brazos Capital Management have caused the Portfolio’s return to be higher that they otherwise would have been. Investing in micro cap stocks may be more volatile than investing in large company stocks. The longer term performance results presented for the Brazos Growth Portfolio reflect periods of above average performance attributable in part to investment in certain securities during the initial public offering or other non-recurring factors. In particular, the returns for 1999 and 2007 for Brazos Growth Portfolio reflect substantial benefits from first day realized and unrealized gains from participation in initial public offerings. It is unlikely that the Portfolio will benefit to the same extent from these types of gains in the future, especially if Portfolio assets remain at current levels or if they increase. The Russell 3000 Index is comprised of the 3,000 largest U.S. domiciled publicly traded common stocks by market capitalization representing approximately 98% of the U.S. publicly traded equity market. The Russell 3000 Growth Index, the Portfolio’s benchmark index, measures the performance of those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth rates.

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Example

As a shareholder of a mutual fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, reinvested dividends, or other distributions; redemption fees; exchange fees; and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; interest expense and other Portfolio expenses.

This Example is intended to help you understand your ongoing costs (in dollars) of investing in each Portfolio and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (6/1/08 –11/30/08).

Actual Expenses

The third and fourth columns with headings in the table below provide information about account values based on actual returns and actual expenses. You may use the information in these columns, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. The only transaction fees you may be required to pay are for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Portfolio’s transfer agent. These fees are assessed on all accounts, as applicable. If you request that a redemption be made by wire transfer, currently the Portfolio’s transfer agent charges a $15.00 fee. The Portfolio’s transfer agent charges a transaction fee of $25.00 on returned checks and stop payment orders. If you paid a transaction fee, you would add the fee amount to the expenses paid on your account this period to obtain your total expenses paid.

Hypothetical Example for Comparison Purposes

The fifth and sixth columns in the table below provide information about hypothetical account values and hypothetical expenses based on a Portfolio’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolio and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. A transaction fee of $15.00 may be assessed on outgoing wire transfers and a transaction fee of $25.00 may be assessed on returned checks and stop payment orders. To include this fee in the calculation, you would add the estimated transaction fee to the hypothetical

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expenses shown in the table. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect the transaction fees discussed above. Therefore, the fifth and sixth columns of the table are useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Actual vs. Hypothetical Returns For the Six Months Ended November 30, 2008

						Hypothetical
						(5% return
				Actual		before expenses)
		Fund’s	Beginning	Ending	Expenses	Ending	Expenses
		Annualized	Account	Account	Paid	Account	Paid
		Expense	Value	Value	During	Value	During
		Ratio[1]	6/1/08	11/30/08	Period[1]	11/30/08	Period[1]
Micro Cap Portfolio	Class Y	1.60%	$1,000.00	$546.70	$6.19	$1,017.00	$8.07
	Class N	1.85	$1,000.00	$546.00	$7.15	$1,015.75	$9.32

Small Cap Portfolio	Class Y	1.35	$1,000.00	$547.80	$5.22	$1,018.25	$6.81
	Class N	1.65	$1,000.00	$546.60	$6.38	$1,016.75	$8.32

Mid Cap Portfolio	Class Y	1.20	$1,000.00	$548.20	$4.64	$1,019.00	$6.06
	Class N	1.22	$1,000.00	$547.80	$4.72	$1,018.90	$6.16

Growth Portfolio	Class Y	1.20	$1,000.00	$515.10	$4.55	$1,019.00	$6.06
	Class N	1.25	$1,000.00	$515.40	$4.74	$1,018.75	$6.31

[1]	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 183 days and divided by 366 to reflect the one-half year period.

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Security Description	Shares	Value

Common Stocks – 92.1%
Basic Resources – 3.9%
Dynamic Materials Corp.	35,500	$564,450
Eagle Materials, Inc.	59,100	1,241,100

		1,805,550

Business Services – 4.0%
Computer Task Group, Inc.*	127,900	547,412
Cornell Companies, Inc.*	54,600	1,288,560

		1,835,972

Consumer Merchandising – 2.9%
America’s Car-Mart, Inc.*	45,666	426,520
Ulta Salon, Cosmetics & Fragrances, Inc.*	54,200	389,156
Wet Seal, Inc.*	183,700	516,197

		1,331,873

Consumer Non Durables – 1.4%
Steven Madden Ltd.*	37,300	638,203

Consumer Services – 5.2%
American Public Education, Inc.*	23,458	927,998
Universal Technical Institute, Inc.*	75,900	1,459,557

		2,387,555

Defense – 3.5%
AeroVironment, Inc.*	14,200	457,666
Integral Systems, Inc.*	48,300	1,159,200

		1,616,866

Electronic Components – 3.4%
NetLogic Microsystems, Inc.*	51,000	950,640
Ramtron International Corp.*	371,700	628,173

		1,578,813

Electronic Technology – 3.1%
Key Technology, Inc.*	30,900	486,675
TransAct Technologies, Inc.*	171,500	924,385

		1,411,060

Energy – 7.4%
Approach Resources, Inc.*	85,300	741,257
Boots & Coots International Well Control, Inc.*	1,017,000	1,383,120
Carrizo Oil & Gas, Inc.*	31,700	656,190
Furmanite Corporation*	114,700	617,086

		3,397,653

See Notes to Financial Statements

16	1.800.426.9157

Security Description	Shares	Value

Common Stocks (continued)
Financial Institutions – 2.8%
Broadpoint Securities Group, Inc.*	149,800	$389,480
SWS Group, Inc.	60,900	890,358

		1,279,838

Financial Services & Software – 3.9%
First Cash Financial Services, Inc.*	45,900	707,778
Portfolio Recovery Associates, Inc.*	32,000	1,080,320

		1,788,098

Healthcare Products – 10.9%
American Caresource Holdings, Inc.*	157,000	1,249,720
ATS Medical, Inc.*	263,300	566,095
Cardiac Science Corp.*	124,200	811,026
Medivation, Inc.*	41,900	624,729
Merit Medical Systems, Inc.*	45,100	654,401
Micrus Endovascular Corp.*	58,400	619,040
Questcor Pharmaceuticals, Inc.*	58,500	500,175

		5,025,186

Healthcare Services – 5.5%
Almost Family, Inc.*	23,611	1,037,940
LHC Group, Inc.*	14,800	494,024
Transcend Services, Inc.*	108,400	1,007,036

		2,539,000

Healthcare Technology – 2.4%
Phase Forward*	34,800	482,676
Synovis Life Technologies, Inc.*	45,100	645,381

		1,128,057

Industrial – 4.7%
North American Galvanizing & Coatings, Inc.*	348,133	1,256,760
Orion Marine Group, Inc.*	70,400	538,560
Sterling Construction Co., Inc.*	23,200	381,872

		2,177,192

Media – 8.9%
DG FastChannel, Inc.*	79,500	1,331,625
Global Traffic Network, Inc.*	239,757	1,673,504
RRsat Global Communications Network Ltd.[f]	116,700	1,105,149

		4,110,278

Technology Services & Software – 8.0%
EPIQ Systems, Inc.*	71,600	1,162,784
Smith Micro Software, Inc.*	189,571	968,708
Tyler Technologies, Inc.*	57,500	726,225
Vocus, Inc.*	44,997	817,596

		3,675,313

See Notes to Financial Statements

www.brazosfunds.com	17

Security Description	Shares	Value

Common Stocks (continued)
Telecommunications – 6.8%
Anaren, Inc.*	121,400	$1,302,622
Ceragon Networks Ltd.*[f]	137,700	808,299
TeleCommunication Systems, Inc.*	127,900	1,010,410

		3,121,331

Transportation – 3.4%
Celadon Group, Inc.*	112,800	869,688
Hawaiian Holdings, Inc.*	154,218	690,897

		1,560,585

Total Common Stocks (Cost $50,959,278)		42,408,423

Warrants – 0.0%
GreenHunter Engery, Inc. Warrants, Strike price $27.50, Expiration 8/27/2011*#	8,140	81
Grill Concepts, Inc. Warrants, Strike price $8.05, Expiration 7/13/2012*#	35,000	700

Total Warrants (Cost $4,400)		781

	Principal
	Amount

Short Term Investments – 9.1%
Commercial Paper – 4.6%
UBS Finance Delaware LLC, 0.750%, 12/01/2008	$2,135,000	2,135,000

	Shares

Money Market Funds – 4.5%
SEI Daily Income Trust Government Fund – Class B	1,848,972	1,848,972
SEI Daily Income Trust Treasury Fund – Class B	203,117	203,117

		2,052,089

Total Short Term Investments (Cost $4,187,089)		4,187,089

Total Investments 101.2% (Cost $55,150,767)		46,596,293
Liabilities in Excess of Other Assets – (1.2)%		(556,722)

Total Net Assets – 100.0%		$46,039,571

*	Non Income Producing

[f]	Foreign Issued Security
Restricted Security
#	Fair Valued Security

See Notes to Financial Statements

18	1.800.426.9157

Security Description	Shares	Value

Common Stocks – 96.8%
Basic Resources – 5.7%
Eagle Materials, Inc.	20,000	$420,000
Innophos Holdings, Inc.	12,100	199,408
Olin Corp.	16,500	270,270

		889,678

Business Services – 1.1%
Cornell Companies, Inc.*	7,100	167,560

Chemicals – 1.7%
FMC Corp.	5,900	257,830

Consumer Merchandising – 4.3%
America’s Car-Mart, Inc.*	15,612	145,816
Gymboree Corp.*	6,000	150,900
Panera Bread Co.*	5,600	248,864
Ulta Salon, Cosmetics & Fragrance, Inc.*	16,800	120,624

		666,204

Consumer Services – 12.7%
American Public Education, Inc.*	8,390	331,908
Bally Technologies, Inc.*	15,204	280,818
DeVry, Inc.	4,200	241,416
ITT Educational Services, Inc.*	6,553	590,294
Strayer Education, Inc.	2,200	527,142

		1,971,578

Defense – 3.5%
FLIR Systems, Inc.*	12,600	390,852
Stanley, Inc.*	4,700	149,930

		540,782

Electronic Components – 4.6%
Atheros Communications, Inc.*	13,400	195,640
Microsemi Corp.*	15,400	300,146
NetLogic Microsystems, Inc.*	12,200	227,408

		723,194

Electronic Technology – 2.1%
F5 Networks, Inc.*	13,200	328,680

See Notes to Financial Statements

www.brazosfunds.com	19

Security Description	Shares	Value

Common Stocks (continued)
Energy – 10.1%
Arena Resources, Inc.*	9,800	$259,406
Boots & Coots International Well Control, Inc.*	247,567	336,691
Carbo Ceramics, Inc.	7,900	378,410
Encore Acquisition Co.*	9,707	256,653
Goodrich Petroleum Corp.*	9,600	346,272

		1,577,432

Financial Institutions – 5.3%
InterContinental Exchange, Inc.*	3,700	272,320
SWS Group, Inc.	20,400	298,248
TCF Financial Corporation	15,200	253,840

		824,408

Financial Services & Software – 2.3%
Interactive Brokers Group, Inc.*	7,400	134,976
Portfolio Recovery Associates, Inc.*	6,600	222,816

		357,792

Healthcare Products – 12.1%
BioMarin Pharmaceutical, Inc.*	9,200	156,676
Haemonetics Corp.*	7,600	434,644
Masimo Corporation*	5,700	155,553
Medivation, Inc.*	13,800	205,758
Myriad Genetics, Inc.*	3,700	219,336
NuVasive, Inc.*	3,400	117,130
OSI Pharmaceuticals, Inc.*	3,700	137,640
Questcor Pharmaceuticals, Inc.*	19,600	167,580
Sequenom, Inc.*	16,700	279,057

		1,873,374

Healthcare Services – 9.1%
Almost Family, Inc.*	8,251	362,714
Amedisys, Inc.*	5,000	194,450
Emergency Medical Services Corp.*	8,700	295,104
Omnicare, Inc.	9,700	233,867
PSS World Medical, Inc.*	18,600	323,454

		1,409,589

Healthcare Technology – 1.0%
Phase Forward*	11,800	163,666

Industrial – 5.3%
Manitowoc Co., Inc.	21,600	170,208
Orion Marine Group, Inc.*	3,270	25,015
Quanta Services, Inc.*	18,700	304,062
Tetra Tech, Inc.*	15,900	318,636

		817,921

See Notes to Financial Statements

20	1.800.426.9157

Security Description	Shares	Value

Common Stocks (continued)
Media – 2.3%
DG FastChannel, Inc.*	21,700	$363,475

Technology Services & Software – 7.2%
EPIQ Systems, Inc.*	8,900	144,536
Smith Micro Software, Inc.*	63,424	324,097
Vocus, Inc.*	15,098	274,331
Websense, Inc.*	23,000	371,910

		1,114,874

Telecommunications – 1.9%
Ceragon Networks Ltd.*[f]	49,594	291,117

Transportation – 4.5%
Hawaiian Holdings, Inc.*	49,088	219,914
UAL Corporation	16,900	190,125
Werner Enterprises, Inc.	16,500	286,770

		696,809

Total Common Stocks (Cost $16,540,266)		15,035,963

	Principal
	Amount

Short Term Investments – 5.2%
Commercial Paper – 4.7%
UBS Finance Delaware LLC, 0.750%, 12/01/2008	$730,000	730,000

	Shares

Money Market Funds – 0.5%
SEI Daily Income Trust Government Fund – Class B	79,411	79,411

Total Short Term Investments (Cost $809,411)		809,411

Total Investments 102.0% (Cost $17,349,677)		15,845,374
Liabilities in Excess of Other Assets – (2.0)%		(317,237)

Total Net Assets – 100.0%		$15,528,137

* Non Income Producing
f Foreign Issued Security

See Notes to Financial Statements

www.brazosfunds.com	21

Security Description	Shares	Value

Common Stocks – 92.4%
Basic Resources – 5.9%
Cliffs Natural Resources, Inc.	20,400	$484,500
Eagle Materials, Inc.	34,200	718,200
Freeport-McMoran Copper & Gold, Inc.	19,100	458,209

		1,660,909

Business Services – 1.2%
Stericycle, Inc.*	5,700	326,610

Chemicals – 1.1%
FMC Corp.	7,400	323,380

Consumer Durables – 2.0%
Pulte Homes, Inc.	53,800	572,970

Consumer Merchandising – 6.9%
AutoZone, Inc.*	2,400	262,128
Kohl’s Corp.*	16,800	548,688
Panera Bread Co.*	6,600	293,304
Under Armour, Inc.*	13,500	310,365
Urban Outfitters, Inc.*	29,700	539,649

		1,954,134

Consumer Services – 12.2%
Apollo Group, Inc.*	10,400	799,136
Bally Technologies, Inc.*	23,319	430,702
DeVry, Inc.	8,400	482,832
ITT Educational Services, Inc.*	9,836	886,027
Strayer Education, Inc.	3,600	862,596

		3,461,293

Defense – 2.1%
FLIR Systems, Inc.*	19,500	604,890

Electronic Components – 5.1%
Broadcom Corp.*	31,500	482,265
Microsemi Corp.*	33,400	650,966
Qlogic Corp.*	30,000	318,600

		1,451,831

Electronic Technology – 3.6%
F5 Networks, Inc.*	16,600	413,340
SunPower Corporation*	17,800	618,194

		1,031,534

See Notes to Financial Statements

22	1.800.426.9157

Security Description	Shares	Value

Common Stocks (continued)
Energy – 13.2%
Continential Resources, Inc.*	27,600	$539,580
Frontier Oil Corp.	35,800	427,452
Petrohawk Energy Corp.*	34,900	609,703
Plains Exploration & Production Co.*	17,300	400,495
Range Resources Corp.	20,700	858,429
Southwestern Energy Co.*	26,500	910,805

		3,746,464

Financial Institutions – 6.3%
InterContinental Exchange, Inc.*	5,000	368,000
Northern Trust Corp.	5,900	270,751
People’s United Financial, Inc.	26,900	512,983
T. Rowe Price Group, Inc.	8,600	294,206
TCF Financial Corporation	21,300	355,710

		1,801,650

Financial Services & Software – 4.4%
Alliance Data Systems Corp.*	11,700	506,727
H&R Block, Inc.	17,700	338,601
TD Ameritrade Holding Corp.*	30,000	399,000

		1,244,328

Healthcare Products – 4.9%
Cephalon, Inc.*	9,800	720,104
Edwards Lifesciences Corp.*	5,900	293,643
Teva Pharmaceutical Industries Ltd.[f]	8,800	379,720

		1,393,467

Healthcare Services – 4.0%
Express Scripts, Inc.*	10,000	575,100
Omnicare, Inc.	22,700	547,297

		1,122,397

Industrial – 15.3%
AGCO Corp.*	14,700	361,914
Bucyrus International, Inc.	14,600	285,138
Fastenal Co.	13,900	535,289
Flowserve Corp.	12,200	614,026
Fluor Corp.	13,900	633,006
General Cable Corp.*	40,900	675,259
Manitowoc Co., Inc.	61,600	485,408
Precision Castparts Corp.	7,400	463,980
Quanta Services, Inc.*	18,200	295,932

		4,349,952

See Notes to Financial Statements

www.brazosfunds.com	23

Security Description	Shares	Value

Common Stocks (continued)
Technology Services & Software – 2.9%
Citrix Systems, Inc.*	15,600	$415,896
NetApp, Inc.*	29,900	403,650

		819,546

Transportation – 1.3%
JB Hunt Transport Services, Inc.	13,700	367,297

Total Common Stocks (Cost $29,176,831)		26,232,652

	Principal
	Amount

Short Term Investments – 9.7%
Commercial Paper – 4.1%
UBS Finance Delaware LLC, 0.750%, 12/01/2008	$1,161,000	1,161,000

	Shares

Money Market Funds – 5.6%
SEI Daily Income Trust Government Fund – Class B	1,161,000	1,161,000
SEI Daily Income Trust Treasury Fund – Class B	422,196	422,196

		1,583,196

Total Short Term Investments (Cost $2,744,196)		2,744,196

Total Investments 102.1% (Cost $31,921,027)		28,976,848
Liabilities in Excess of Other Assets – (2.1)%		(588,165)

Total Net Assets – 100.0%		$28,388,683

*	Non Income Producing

[f]	Foreign Issued Security

See Notes to Financial Statements

24	1.800.426.9157

Security Description	Shares	Value

Common Stocks – 96.2%
Basic Resources – 6.0%
Cliffs Natural Resources, Inc.	24,100	$572,375
Eagle Materials, Inc.	41,000	861,000
Freeport-McMoran Copper & Gold, Inc.	22,600	542,174

		1,975,549

Business Services – 1.2%
Stericycle, Inc.*	6,800	389,640

Chemicals – 1.2%
FMC Corp.	8,800	384,560

Consumer Durables – 2.0%
Pulte Homes, Inc.	62,800	668,820

Consumer Merchandising – 3.8%
Kohl’s Corp.*	16,500	538,890
Panera Bread Co.*	7,800	346,632
Under Armour, Inc.*	16,000	367,840

		1,253,362

Consumer Services – 14.8%
American Public Education, Inc.*	15,099	597,317
Apollo Group, Inc.*	12,300	945,132
DeVry, Inc.	10,000	574,800
ITT Educational Services, Inc.*	11,703	1,054,206
Strayer Education, Inc.	4,300	1,030,323
Universal Technical Institute, Inc.*	34,100	655,743

		4,857,521

Defense – 2.2%
FLIR Systems, Inc.*	23,100	716,562

Electronic Components – 5.6%
Broadcom Corp.*	37,100	568,001
Microsemi Corp.*	32,400	631,476
NetLogic Microsystems, Inc.*	14,700	274,008
Qlogic Corp.*	35,500	377,010

		1,850,495

Electronic Technology – 5.5%
F5 Networks, Inc.*	20,000	498,000
Hewlett-Packard Co.	16,400	578,592
SunPower Corporation*	21,000	729,330

		1,805,922

See Notes to Financial Statements

www.brazosfunds.com	25

Security Description	Shares	Value

Common Stocks (continued)
Energy – 9.7%
Continental Resources, Inc.*	32,600	$637,330
Frontier Oil Corp.	41,400	494,316
Petrohawk Energy Corp.*	41,200	719,764
Plains Exploration & Production Co.*	20,800	481,520
Range Resources Corp.	20,700	858,429

		3,191,359

Financial Institutions – 3.7%
InterContinental Exchange, Inc.*	5,900	434,240
Charles Schwab Corp.	20,100	368,433
TCF Financial Corporation	24,700	412,490

		1,215,163

Financial Services & Software – 1.8%
Alliance Data Systems Corp.*	13,700	593,347

Healthcare Products – 8.6%
Cephalon, Inc.*	11,800	867,064
Edwards Lifesciences Corp.*	7,000	348,390
Genentech, Inc.*	9,100	697,060
Johnson & Johnson	8,100	474,498
Teva Pharmaceutical Industries Ltd.[f]	10,300	444,445

		2,831,457

Healthcare Services – 4.1%
Express Scripts, Inc.*	12,000	690,120
Omnicare, Inc.	27,100	653,381

		1,343,501

Healthcare Technology – 1.6%
Gilead Sciences, Inc.*	11,700	524,043

Industrial – 14.0%
AGCO Corp.*	17,200	423,464
Bucyrus International, Inc.	17,500	341,775
Fastenal Co.	16,400	631,564
Flowserve Corp.	14,400	724,752
Fluor Corp.	16,400	746,856
General Cable Corp.*	48,000	792,480
Manitowoc Co., Inc.	72,400	570,512
Quanta Services, Inc.*	21,700	352,842

		4,584,245

Technology Services & Software – 7.6%
Citrix Systems, Inc.*	18,700	498,542
Google, Inc.*	1,500	439,440
NetApp, Inc.*	29,900	403,650
Oracle Corp.*	42,700	687,043
Websense, Inc.*	28,500	460,845

		2,489,520

See Notes to Financial Statements

26	1.800.426.9157

Security Description	Shares	Value

Common Stocks (continued)
Telecommunications – 1.4%
Qualcomm, Inc.	13,200	$443,124

Transportation – 1.4%
JB Hunt Transport Services, Inc.	17,600	471,856

Total Common Stocks (Cost $34,574,811)		31,590,046

	Principal
	Amount

Short Term Investments – 5.7%
Commercial Paper – 4.3%
UBS Finance Delaware LLC, 0.750%, 12/01/2008	$1,418,000	1,418,000

	Shares

Money Market Funds – 1.4%
SEI Daily Income Trust Treasury Fund – Class B	462,002	462,002

Total Short Term Investments (Cost $1,880,002)		1,880,002

Total Investments 101.9% (Cost $36,454,813)		33,470,048
Liabilities in Excess of Other Assets – (1.9)%		(643,640)

Total Net Assets – 100.0%		$32,826,408

*	Non Income Producing

[f]	Foreign Issued Security

See Notes to Financial Statements

www.brazosfunds.com	27

	Micro Cap	Small Cap	Mid Cap	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

ASSETS:
Investment securities, at value*	$42,409,204	$15,035,963	$26,232,652	$31,590,046
Short-term securities*	4,187,089	809,411	2,744,196	1,880,002
Cash	—	—	—	35,483
Receivable for investments sold	587,692	252,255	—	—
Interest and dividends receivable	820	43,145	9,150	21,215
Receivable for shares of beneficial interest sold	30,869	71	—	—
Prepaid expenses and other assets	19,613	13,496	19,081	16,864

Total assets	47,235,287	16,154,341	29,005,079	33,543,610

LIABILITIES:
Payable for investments purchased	1,049,892	504,774	529,701	606,187
Payable for shares of beneficial interest redeemed	4,165	25,138	4	7,365
Investment advisory and management fees payable	41,513	26,754	16,807	9,806
Accrued expenses	91,211	55,262	61,566	72,785
Administration fee payable	1,278	4,125	1,046	1,019
Other payables	2,990	5,623	3,575	13,102
Distribution and service maintenance fees payable	4,667	4,528	3,697	6,938

Total liabilities	1,195,716	626,204	616,396	717,202

Net assets	$46,039,571	$15,528,137	$28,388,683	$32,826,408

NET ASSETS WERE COMPOSED OF:
Shares of beneficial interest at par value of $0.001	$4,425	$1,181	$4,536	$3,058
Paid-in capital	83,196,690	39,889,990	44,108,109	68,443,441

	83,201,115	39,891,171	44,112,645	68,446,499
Accumulated undistributed net investment gain (loss)	—	—	—	27
Accumulated undistributed net realized loss on investments	(28,607,070)	(22,858,731)	(12,779,783)	(32,635,353)
Net unrealized depreciation of investments	(8,554,474)	(1,504,303)	(2,944,179)	(2,984,765)

Net assets	$46,039,571	$15,528,137	$28,388,683	$32,826,408

*Identified cost:
Investment securities	$50,963,678	$16,540,266	$29,176,831	$34,574,811

Short-term securities	$4,187,089	$809,411	$2,744,196	$1,880,002

See Notes to Financial Statements

28	1.800.426.9157

	Micro Cap	Small Cap	Mid Cap	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Class Y (unlimited shares authorized):
Net assets	$41,582,138	$13,187,127	$2,953,142	$3,520,211
Shares of beneficial interest issued and outstanding	3,988,954	1,000,080	460,157	322,886
Net asset value, offering and redemption price per share	$10.42	$13.19	$6.42	$10.90

Class N (unlimited shares authorized):
Net assets	$4,457,433	$2,341,010	$25,435,541	$29,306,197
Shares of beneficial interest issued and outstanding	436,414	181,321	4,075,634	2,735,058
Net asset value, offering and redemption price per share	$10.21	$12.91	$6.24	$10.72

See Notes to Financial Statements

www.brazosfunds.com	29

	Micro Cap	Small Cap	Mid Cap	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

INVESTMENT INCOME:
Income:
Interest	$127,567	$34,838	$59,005	$61,000
Dividends (net of foreign taxes withheld of $6,769, $100, $723, and $942, respectively)	373,728	98,016	136,470	176,517
Securities lending	391,009	75,711	5,501	(441)

Total investment income	892,304	208,565	200,976	237,076

Expenses:
Investment advisory and management fees	1,048,144	279,292	336,632	441,964
Administration fees	82,195	28,088	42,521	54,721
Distribution and service maintenance fees — Class N	36,244	24,332	6,734	26,586
Transfer agent fees and expenses	52,708	38,743	44,193	45,981
Registration fees	29,799	24,855	26,309	27,924
Fund accounting expenses	32,495	31,388	27,467	38,030
Custodian fees and expenses	15,962	14,869	11,762	15,865
Audit and tax fees	29,765	29,657	29,125	29,674
Trustees’ fees and expenses	91,905	32,139	41,821	63,028
Printing expense	42,704	16,746	24,177	25,676
Legal fees and expenses	46,600	15,738	26,885	33,322
Insurance expense	34,534	11,691	16,988	21,984
Miscellaneous expenses	2,294	2,231	4,531	1,594

Total expenses	1,545,349	549,769	639,145	826,349
Less: Expenses waived or reimbursed	(117,640)	(109,991)	(93,799)	(92,862)

Net expenses	1,427,709	439,778	545,346	733,487

Net investment loss	(535,405)	(231,213)	(344,370)	(496,411)

REALIZED AND UNREALIZED LOSS ON INVESTMENTS:
Net realized loss on investments	(28,574,999)	(13,369,220)	(12,688,520)	(21,123,951)
Net change in unrealized depreciation on investments	(21,182,268)	(6,887,709)	(10,715,722)	(13,617,003)

Net realized and unrealized loss on investments	(49,757,267)	(20,256,929)	(23,404,242)	(34,740,954)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(50,292,672)	$(20,488,142)	$(23,748,612)	$(35,237,365)

See Notes to Financial Statements

30	1.800.426.9157

	Micro Cap Portfolio		Small Cap Portfolio
	For The	For The	For The	For The
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,
	2008	2007	2008	2007

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment loss	$(535,405)	$(1,137,591)	$(231,213)	$(342,108)
Net realized gain (loss) on investments	(28,574,999)	17,794,375	(13,369,220)	5,902,977
Net change in unrealized appreciation (depreciation) on investments	(21,182,268)	1,873,377	(6,887,709)	1,747,933
Net increase from payments by affiliates	—	—	—	1,044,138

Net increase (decrease) in net assets resulting from operations	(50,292,672)	18,530,161	(20,488,142)	8,352,940

Dividends and distributions to shareholders:
From net investment income (Class Y)	—	—	(121,651)	—
From net investment income (Class N)	—	—	(580,376)	—
From net realized gain on investments (Class Y)	(14,441,059)	(14,505,195)	—	—
From net realized gain on investments (Class N)	(2,076,491)	(1,129,686)	—	—
From net realized gain on investments (Class B)	—	(463,522)	—	—

Total dividends and distributions to shareholders	(16,517,550)	(16,098,403)	(702,027)	—

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	9,577,528	4,628,723	501,368	(2,436,886)

Total increase (decrease) in net assets	(57,232,694)	7,060,481	(20,688,801)	5,916,054
NET ASSETS:
Beginning of period	103,272,265	96,211,784	36,216,938	30,300,884

End of period	$46,039,571	$103,272,265	$15,528,137	$36,216,938

Includes undistributed net investment income (loss) of:	$—	$(28,448)	$—	$702,030

See Notes to Financial Statements

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	Mid Cap Portfolio		Growth Portfolio
	For The	For The	For The	For The
	Year Ended	Year Ended	Year Ended	Year Ended
	November 30,	November 30,	November 30,	November 30,
	2008	2007	2008	2007

INCREASE (DECREASE) IN NET ASSETS:
Operations:
Net investment loss	$(344,370)	$(385,669)	$(496,411)	$(509,877)
Net realized gain (loss) on investments	(12,688,520)	9,204,731	(21,123,951)	9,358,637
Net change in unrealized appreciation (depreciation) on investments	(10,715,722)	4,306,184	(13,617,003)	6,830,719
Net increase from payments by affiliates	—	—	—	786,575

Net increase (decrease) in net assets resulting from operations	(23,748,612)	13,125,246	(35,237,365)	16,466,054

Dividends and distributions to shareholders:
From net investment income (Class Y)	—	(77,633)	(29,483)	(28,337)
From net investment income (Class N)	—	(189,765)	(234,191)	(137,807)
From net realized gain on investments (Class Y)	(921,117)	(1,172,017)	—	—
From net realized gain on investments (Class N)	(7,174,210)	(2,917,047)	—	—

Total dividends and distributions to shareholders	(8,095,327)	(4,356,462)	(263,674)	(166,144)

Net increase (decrease) in net assets resulting from capital share transactions (Note 6)	7,325,828	(6,646,151)	(5,165,559)	2,276,538

Total increase (decrease) in net assets	(24,518,111)	2,122,633	(40,666,598)	18,576,448
NET ASSETS:
Beginning of period	52,906,794	50,784,161	73,493,006	54,916,558

End of period	$28,388,683	$52,906,794	$32,826,408	$73,493,006

Includes undistributed net investment income (loss) of:	$—	$—	$27	$263,701

See Notes to Financial Statements

32	1.800.426.9157

MICRO CAP PORTFOLIO

			Net
			gain									Ratio
			(loss)								Ratio	of net
	Net	Net	on invest-	Total	Dividends	Distri-		Net		Net	of net	investment
	Asset	invest-	ments	from	from net	butions		Asset		Assets	expenses	income (loss)
	Value,	ment	(realized	invest-	invest-	from	Total	Value,		end of	to average	to average
Period	beginning	income	and	ment	ment	capital	distri-	end of	Total	period	net	net	Portfolio
Ended	of period	(loss)[1]	unrealized)	operations	income	gains	butions	period	return[2]	(000’s)	assets[3]	assets[4]	Turnover[6]

Class Y
11/30/2004	$19.08	$(0.25)	$1.44	$1.19	$—	$—	$—	$20.27	6.24%	$155,302	1.52%	(1.36)%	220%
11/30/2005	20.27	(0.24)	0.73	0.49	—	—	—	20.76	2.42	94,226	1.52	(1.22)	197
11/30/2006	20.76	(0.21)	4.05	3.84	—	(0.14)	(0.14)	24.46	18.64	86,841	1.60	(0.92)	304
11/30/2007	24.46	(0.26)	4.77	4.51	—	(4.09)	(4.09)	24.88	21.94	90,421	1.60	(1.13)	149
11/30/2008	24.88	(0.10)	(10.40)	(10.50)	—	(3.96)	(3.96)	10.42	(50.02)	41,582	1.60	(0.58)	250
Class N5
11/30/2004	$18.95	$(0.29)	$1.41	$1.12	$—	$—	$—	$20.07	5.91%	$8,693	1.76%	(1.60)%	220%
11/30/2005	20.07	(0.28)	0.71	0.43	—	—	—	20.50	2.14	12,408	1.75	(1.45)	197
11/30/2006	20.50	(0.22)	4.10	3.88	—	(0.14)	(0.14)	24.24	19.07	6,707	1.81	(1.13)	304
11/30/2007	24.24	(0.32)	4.68	4.36	—	(4.09)	(4.09)	24.51	21.53	12,851	1.87	(1.39)	149
11/30/2008	24.51	(0.14)	(10.20)	(10.34)	—	(3.96)	(3.96)	10.21	(50.14)	4,458	1.85	(0.82)	250

[1]	Calculated based upon average shares outstanding.

[2]	Total return is not annualized and does not reflect sales load.
[3]	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/2004	11/30/2005	11/30/2006	11/30/2007	11/30/2008

Micro Cap Portfolio Class Y	1.52%	1.62%	1.73%	1.73%	1.73%

Micro Cap Portfolio Class N	1.81	1.90	1.99	2.06	2.03

[4]	Ratio presented above represents net investment loss net of waivers and reimbursements. Ratio of net investment loss to average net assets before expense reimbursements, as follows:

	11/30/2004	11/30/2005	11/30/2006	11/30/2007	11/30/2008

Micro Cap Portfolio Class Y	(1.36)%	(1.22)%	(1.05)%	(1.26)%	(0.71)%

Micro Cap Portfolio Class N	(1.65)	(1.50)	(1.31)	(1.58)	(1.00)

[5]	Formerly Class A shares.

[6]	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements

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SMALL CAP PORTFOLIO

												Ratio
			Net									of net
			gain									invest-
			(loss)		Dividends			Net			Ratio	ment
	Net	Net	on invest-	Total	from	Distri-		Asset		Net	of net	income
	Asset	invest-	ments	from	net	butions		Value,		Assets	expenses	(loss) to
	Value,	ment	(realized	invest-	invest-	from	Total	end		end of	to average	average
Period	beginning	income	and	ment	ment	capital	distri-	of	Total	period	net	net	Portfolio
Ended	of period	(loss)[1]	unrealized)	operations	income	gains	butions	period	return[2]	(000’s)	assets[3]	assets[4]	Turnover[6]

Class Y
11/30/2004	$17.19	$(0.17)	$0.65	$0.48	$—	$—	$—	$17.67	2.79%	$179,459	1.17%	(1.01)%	225%
11/30/2005	17.67	(0.16)	1.08	0.92	—	—	—	18.59	5.21	33,082	1.28	(0.95)	186
11/30/2006	18.59	(0.16)	2.95	2.79	—	—	—	21.38	15.01	25,284	1.35	(0.82)	307
11/30/2007	21.38	0.55	5.88	6.43	—	—	—	27.81	30.07 [7]	29,559	1.35	2.21	173
11/30/2008	27.81	(0.15)	(13.93)	(14.08)	(0.54)	—	(0.54)	13.19	(51.62)	13,187	1.35	(0.68)	366
Class N5
11/30/2004	$16.80	$(0.21)	$0.64	$0.43	$—	$—	$—	$17.23	2.56%	$3,980	1.47%	(1.31)%	225%
11/30/2005	17.23	(0.20)	1.05	0.85	—	—	—	18.08	4.93	4,189	1.50	(1.17)	186
11/30/2006	18.08	(0.20)	3.13	2.93	—	—	—	21.01	16.21	3,698	1.59	(1.06)	307
11/30/2007	21.01	0.46	5.78	6.24	—	—	—	27.25	29.70 [7]	6,658	1.64	1.87	173
11/30/2008	27.25	(0.21)	(13.66)	(13.87)	(0.47)	—	(0.47)	12.91	(51.78)	2,341	1.65	(0.98)	366

[1]	Calculated based upon average shares outstanding.

[2]	Total return is not annualized and does not reflect sales load.
[3]	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/2004	11/30/2005	11/30/2006	11/30/2007	11/30/2008

Small Cap Portfolio Class Y	1.17%	1.38%	1.66%	1.86%	1.69%

Small Cap Portfolio Class N	1.52	1.65	1.95	2.20	2.04

[4]	Ratio presented above represents net investment income (loss) net of waivers and reimbursements. Ratio of net investment loss to average net assets before expense reimbursements, as follows:

	11/30/2004	11/30/2005	11/30/2006	11/30/2007	11/30/2008

Small Cap Portfolio Class Y	(1.01)%	(0.95)%	(1.13)%	1.70%	(1.02)%

Small Cap Portfolio Class N	(1.36)	(1.22)	(1.42)	1.31	(1.37)

[5]	Formerly Class A shares.

[6]	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
[7]	Payments by affiliates (see Note 4) on September 14, 2007 increased the total return by 2.68% and 2.74% for Class Y and Class N shares, respectively.

See Notes to Financial Statements

34	1.800.426.9157

MID CAP PORTFOLIO

												Ratio
			Net									of net
			gain								Ratio	investment
			(loss)		Dividends			Net			of net	income
	Net	Net	on invest-	Total	from	Distri-		Asset		Net	expenses	(loss)
	Asset	invest-	ments	from	net	butions		Value,		Assets	to	to
	Value,	ment	(realized	invest-	invest-	from	Total	end		end of	average	average
Period	beginning	income	and	ment	ment	capital	distri-	of	Total	period	net	net	Portfolio
Ended	of period	(loss)[1]	unrealized)	operations	income	gains	butions	period	return[2]	(000’s)	assets[3]	assets[4]	Turnover[6]

Class Y
11/30/2004	$10.72	$(0.07)	$0.69	$0.62	$—	$—	$—	$11.34	5.78%	$43,962	1.03%	(0.66)%	250%
11/30/2005	11.34	(0.08)	1.04	0.96	—	—	—	12.30	8.47	27,743	1.19	(0.71)	272
11/30/2006	12.30	0.06	0.62	0.68	—	(1.51)	(1.51)	11.47	5.93	14,951	1.20	0.52	499
11/30/2007	11.47	(0.09)	3.41	3.32	(0.06)	(0.92)	(0.98)	13.81	31.62	6,126	1.20	(0.77)	237
11/30/2008	13.81	(0.08)	(5.24)	(5.32)	—	(2.07)	(2.07)	6.42	(45.43)	2,953	1.20	(0.75)	407
Class N5
11/30/2004	$10.57	$(0.07)	$0.69	$0.62	$—	$—	$—	$11.19	5.87%	$32,405	1.05%	(0.68)%	250%
11/30/2005	11.19	(0.09)	1.02	0.93	—	—	—	12.12	8.31	34,126	1.25	(0.77)	272
11/30/2006	12.12	0.05	0.60	0.65	—	(1.51)	(1.51)	11.26	5.86	35,833	1.22	0.50	499
11/30/2007	11.26	(0.09)	3.29	3.20	(0.06)	(0.92)	(0.98)	13.48	31.22	46,781	1.23	(0.80)	237
11/30/2008	13.48	(0.07)	(5.10)	(5.17)	—	(2.07)	(2.07)	6.24	(45.44)	25,436	1.22	(0.77)	407

[1]	Calculated based upon average shares outstanding.

[2]	Total return is not annualized and does not reflect sales load.
[3]	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/2004	11/30/2005	11/30/2006	11/30/2007	11/30/2008

Mid Cap Portfolio Class Y	1.03%	1.19%	1.35%	1.45%	1.41%

Mid Cap Portfolio Class N	1.05	1.25	1.37	1.48	1.43

[4]	Ratio presented above represents net investment income (loss) net of waivers and reimbursements. Ratio of net investment income (loss) to average net assets before expense reimbursements, as follows:

	11/30/2004	11/30/2005	11/30/2006	11/30/2007	11/30/2008

Mid Cap Portfolio Class Y	(0.66)%	(0.71)%	0.37%	(1.02)%	(0.96)%

Mid Cap Portfolio Class N	(0.68)	(0.77)	0.35	(1.05)	(0.98)

[5]	Formerly Class A shares.

[6]	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.

See Notes to Financial Statements

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GROWTH PORTFOLIO

			Net									Ratio
			gain								Ratio	of net
			(loss)					Net			of net	investment
	Net	Net	on invest-	Total	Dividends	Distri-		Asset		Net	expenses	income
	Asset	invest-	ments	from	from	butions		Value,		Assets	to	(loss) to
	Value,	ment	(realized	invest-	net	from	Total	end		end of	average	average
Period	beginning	income	and	ment	investment	capital	distri-	of	Total	period	net	net	Portfolio
Ended	of period	(loss)[1]	unrealized)	operations	income	gains	butions	period	return[2]	(000’s)	assets[3]	assets[4]	Turnover[6]

Class Y
11/30/2004	$13.86	$(0.05)	$0.65	$0.60	$—	$—	$—	$14.46	4.33%	$24,563	1.20%	(0.40)%	274%
11/30/2005	14.46	(0.10)	1.46	1.36	—	—	—	15.82	9.41	16,107	1.20	(0.70)	295
11/30/2006	15.82	0.05	0.84	0.89	—	—	—	16.71	5.63	8,675	1.20	0.31	507
11/30/2007	16.71	0.10	5.05	5.15	(0.05)	—	(0.05)	21.81	30.95 [7]	7,991	1.20	0.55	239
11/30/2008	21.81	(0.15)	(10.68)	(10.83)	(0.08)	—	(0.08)	10.90	(49.84)	3,520	1.20	(0.80)	397
Class N5
11/30/2004	$13.69	$(0.06)	$0.64	$0.58	$—	$—	$—	$14.27	4.24%	$38,440	1.23%	(0.43)%	274%
11/30/2005	14.27	(0.11)	1.43	1.32	—	—	—	15.59	9.25	42,492	1.24	(0.74)	295
11/30/2006	15.59	0.05	0.83	0.88	—	—	—	16.47	5.64	44,048	1.24	0.27	507
11/30/2007	16.47	0.08	4.94	5.02	(0.05)	—	(0.05)	21.44	30.59 [7]	65,502	1.23	0.45	239
11/30/2008	21.44	(0.15)	(10.49)	(10.64)	(0.08)	—	(0.08)	10.72	(49.82)	29,306	1.25	(0.85)	397

[1]	Calculated based upon average shares outstanding.

[2]	Total return is not annualized and does not reflect sales load.
[3]	Ratio presented above represents expenses net of waivers and reimbursements. Ratio of expenses to average net assets before expense reimbursements, as follows:

	11/30/2004	11/30/2005	11/30/2006	11/30/2007	11/30/2008

Growth Portfolio Class Y	1.19%	1.30%	1.37%	1.39%	1.36%

Growth Portfolio Class N	1.22	1.34	1.41	1.42	1.41

[4]	Ratio presented above represents net investment income (loss) net of waivers and reimbursements. Ratio of net investment income (loss) to average net assets before expense reimbursements, as follows:

	11/30/2004	11/30/2005	11/30/2006	11/30/2007	11/30/2008

Growth Portfolio Class Y	(0.39)%	(0.80)%	0.14%	0.36%	(0.96)%

Growth Portfolio Class N	(0.42)	(0.84)	0.10	0.26	(1.01)

[5]	Formerly Class A shares.

[6]	Portfolio turnover is calculated on the basis of the Portfolio as a whole without distinguishing between the classes of shares issued.
[7]	Payments by affiliates (see Note 4) on September 14, 2007 increased the total return by 1.21% and 1.23% for Class Y and Class N shares, respectively.

See Notes to Financial Statements

36	1.800.426.9157

1. Description of the Fund. Brazos Mutual Funds (the “Trust”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company established as a Delaware statutory trust. The Trust’s Declaration of Trust, as amended, permits the Trustees to establish separate series or “Portfolios,” each of which may issue separate classes of shares. The authorized shares of beneficial interest of the Trust are currently divided into four Portfolios, the Brazos Micro Cap Portfolio (“Micro Cap Portfolio”), the Brazos Small Cap Portfolio (“Small Cap Portfolio”), the Brazos Mid Cap Portfolio (“Mid Cap Portfolio”) and the Brazos Growth Portfolio (“Growth Portfolio”) (each, a “Portfolio” and collectively, the “Portfolios”). The investment objective and principal strategy for each Portfolio is as follows:

Micro Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in micro capitalization companies.

Small Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in small capitalization companies.

Mid Cap Portfolio seeks to provide maximum capital appreciation, consistent with reasonable risk to principal, by investing primarily in mid capitalization companies.

Growth Portfolio seeks to provide maximum capital growth, consistent with reasonable risk to principal, by investing primarily in equity securities.

The Portfolios each have two classes of shares, as follows:

Class N (formerly Class A) shares –	Offered at net asset value per share.

Class Y shares –	Offered at net asset value per share exclusively for investors with a one million dollar minimum initial investment.

Each share of a particular class issued by each Portfolio bears the same voting, dividend, liquidation and other rights and conditions. Class N shares make distribution and account maintenance and service fee payments under a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act.

Effective November 25, 2002, all outstanding Class A shares were redesignated as “Class N” shares and the front-end and contingent deferred sales loads were eliminated for all new sales of Class N shares.

Effective November 25, 2002, all outstanding Class B shares of the Mid Cap Portfolio and effective September 30, 2007, all outstanding Class B shares of the

www.brazosfunds.com	37

Micro Cap, Small Cap, and Growth Portfolios were converted to “Class N” shares and the contingent deferred sales loads were eliminated for Class N shares.

The Adviser has contractually agreed to cap the annual net expense rate for the Portfolios through November 30, 2009 as set forth below. This expense limitation excludes interest, taxes, brokerage commissions, extraordinary expenses and the indirect fees and expenses that the Portfolios incur in connection with investments in other registered and unregistered investment companies. This expense cap can be altered only with the approval of a majority vote of the Board of Trustees of the Trust.

Portfolio	Class N	Class Y

Micro Cap	1.90%	1.60%
Small Cap	1.65%	1.35%
Mid Cap	1.55%	1.20%
Growth	1.55%	1.20%

The amount of any fee waiver or reimbursed expense may be reimbursed to the Adviser in the future provided that the payments are reimbursed within three years of being made and the combination of the Portfolio’s expenses and such reimbursements do not exceed the Portfolio’s expense cap. If the actual expense ratio is less than the expense cap and the Adviser has recouped any eligible previous payments, the Portfolio will be charged only such lower expenses.

2. Significant Accounting Policies. The following is a summary of the significant accounting policies of the Fund:

Security Valuation. Each Portfolio’s securities, except short-term investments with remaining maturities of 60 days or less, use the last quoted trading price or official closing price as market value. For non-Nasdaq listed securities, the Portfolios use the price quoted by the exchange on which the security is primarily traded. For Nasdaq equity securities, the Portfolios use the Nasdaq official closing price. Unlisted securities and listed securities, which have not been traded on the valuation date, are valued at the average between the last price asked and the last price bid. In the event such market quotations are not readily available or are not reliable, fair value will be used to value the Portfolios. Short-term investments with remaining maturities of 60 days or less are valued at amortized cost, which approximates market value, unless the Trust’s Board of Trustees determines that this does not represent fair value. The value of all other securities is determined in good faith under procedures adopted by the Board of Trustees.

The Portfolios adopted the provisions of Statement of Financial Accounting Standards No. 157, “Fair Value Measurements” (“SFAS 157”), effective with the beginning of the Portfolios’ fiscal year. SFAS 157 establishes a hierarchy that prioritizes the inputs to valuation techniques giving the highest priority to readily available unadjusted quoted prices in active markets for identical assets (level 1 measurements) and the lowest priority to unobservable inputs (level 3

38	1.800.426.9157

measurements) when market prices are not readily available or reliable. See Note 5 – Fair Value of Financial Instruments for further disclosure.

In March 2008, Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“SFAS 161”) was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 is intended to improve financial reporting for derivative instruments by requiring enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position. Management is currently evaluating the implications of SFAS 161. The impact on the Portfolios’ financial statement disclosures, if any, is currently being assessed.

Restricted Securities. Certain of the Micro Cap Portfolio’s investments are restricted and are valued as determined by the Portfolio after giving due consideration to pertinent factors including recent private sales, market conditions and the issuer’s financial performance. The table below shows the number of units held, acquisition date, acquisition cost, fair value per unit and percent of net assets which the securities comprise at November 30, 2008.

							Fair Value as
		Number	Acquisition	Acquisition	Fair Value	Fair	Percent of
Investment Security		of Units	Date	Cost	Per Unit	Value	Net Assets

GreenHunter Energy, Inc.	Warrants	8,140	7/13/07	$0	$0.01	$81	0.0%
Grill Concepts, Inc.	Warrants	35,000	6/18/08	4,400	0.02	700	0.0

				$4,400		$781	0.0%

Repurchase Agreements. The Portfolios may invest in one or more repurchase agreements. The Portfolios’ custodian takes possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark to market basis to ensure that the value, including accrued interest, is at least equal to the purchase price. For repurchase agreements maturing in more than one year, the collateral must equal at least 102% of the purchase price. In the event of default of the obligation to repurchase, a Portfolio has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Portfolio may be delayed or limited.

Federal Income Taxes. Each Portfolio is treated as a separate entity and intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code, and to distribute substantially all of its taxable income to its shareholders. Therefore, no provision for federal income tax is recorded.

The Portfolios may be subject to a nondeductible 4% excise tax calculated as a percentage of certain undistributed amounts of net investment income and net

www.brazosfunds.com	39

capital gains. The Portfolios intend to distribute their net investment income and capital gains as necessary to avoid this excise tax.

Effective May 31, 2008, the Portfolios adopted Financial Accounting Standards Board (“FASB”) Interpretation No. 48 (“FIN 48”), “Accounting for Uncertainty in Income Taxes”. FIN 48 requires the evaluation of tax positions taken on previously filed tax returns or expected to be taken on future returns. These positions must meet a “more likely than not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained upon examination. In evaluating whether a tax position has met the recognition threshold, the Portfolios must presume that the position will be examined by the appropriate taxing authority that has full knowledge of all relevant information. Tax positions not deemed to meet the “more-likely-than-not” threshold are recorded as a tax expense in the current year.

FIN 48 requires the Portfolios to analyze all open tax years, as defined by the Statute of Limitations, for all major jurisdictions. Open tax years are those that are open for exam by taxing authorities. As of November 30, 2008, open tax years include the tax years ended November 30, 2005 through 2007. The Portfolios have no examination in progress.

The Portfolios have reviewed all open tax years and major jurisdictions and concluded that the adoption of FIN 48 resulted in no effect to the Portfolios’ financial position or results of operations. There is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on the tax return for the fiscal year-end November 30, 2008. The Portfolios are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Investment Income and Expenses. Net investment income, other than class specific expenses, and realized and unrealized gains and losses are allocated daily to each class of shares based upon the relative net asset value of outstanding shares of each class of shares at the beginning of the day (after adjusting for the current capital shares activity of the respective class).

Expenses common to all portfolios are allocated among the Portfolios based upon their relative net asset values or other appropriate allocation methods.

Distributions to Shareholders. Each Portfolio will distribute at least annually to shareholders substantially all of its net investment income. Capital gain distributions, if any, will be paid at least annually. The character of distributions made during the year from net investment income or net realized gains might differ from the characterization for federal income tax purposes due to differences in the recognition of income and expense items for financial statement and tax purposes. Where appropriate, reclassifications between net asset accounts are made for such differences that are permanent in nature. The reclassifications have no effect on net assets or net asset value per share. For the year ended November 30, 2008, the Micro Cap Portfolio had a decrease in undistributed net

40	1.800.426.9157

investment loss of $563,853, a decrease in accumulated realized loss of $55, and a decrease in paid-in capital of $563,908. The Small Cap Portfolio had a decrease in undistributed net investment loss of $231,210, an increase in accumulated realized loss of $7,845, and a decrease in paid-in capital of $223,365. The Mid Cap Portfolio had a decrease in undistributed net investment loss of $344,370, a decrease in accumulated realized loss of $19,351, and a decrease in paid-in capital of $363,721. The Growth Portfolio had a decrease in undistributed net investment loss of $496,411, a decrease in accumulated realized loss of $891, and a decrease in paid-in capital of $497,302. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

Use of Estimates in the Preparation of Financial Statements. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates.

Other. Investment security transactions are accounted for on a trade date basis. Each Portfolio uses the specific identification method for determining realized gain and loss on investments for both financial and federal income tax reporting purposes. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

Guarantees and indemnifications. In the normal course of business, the Portfolios enter into contracts with service providers that contain general indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown as this would involve future claims against the Portfolios that have not yet occurred. Based on experience the Portfolios expect the risk of loss to be remote.

3. Investment Securities. The aggregate purchases and sales of long-term securities for the year ended November 30, 2008 were as follows:

	Purchases	Sales

Micro Cap Portfolio	$204,627,402	$209,340,530
Small Cap Portfolio	108,249,475	107,882,163
Mid Cap Portfolio	171,958,548	173,601,998
Growth Portfolio	226,023,387	230,521,601

The Portfolios did not invest in U.S. government securities.

4. Advisory Fees and Other Agreements. The Trust, on behalf of each Portfolio, employs Brazos Capital Management, L.P. (the “Adviser”), an investment management firm founded in 1983, to furnish investment advisory and other services to the Trust and each Portfolio. On April 19, 1999 the Adviser became an indirect subsidiary of American International Group, Inc. As of November 30,

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2008, an affiliate of the Adviser beneficially owned 4,015,182 shares of the Mid Cap Portfolio, Class N, which represents 98.52% of the outstanding shares of Class N and 88.52% of the outstanding shares of the entire Portfolio, and 2,561,670 shares of the Growth Portfolio, Class N, which represents 93.66% of the outstanding shares of Class N and 83.77% of the outstanding shares of the entire Portfolio. Under Investment Advisory Agreements with the Trust, the Adviser manages the investment and reinvestment of the assets of the Portfolios. The Adviser must adhere to the stated investment objectives and policies of the Portfolios, and is subject to the control and supervision of the Trust’s Board of Trustees. For its services under the Advisory Agreements, the Portfolios contractually agreed to pay the Adviser a monthly fee at the annual rate of 1.20%, 0.90%, 0.75% and 0.75% of the average daily net assets of the Micro Cap Portfolio, Small Cap Portfolio, Mid Cap Portfolio, and Growth Portfolio, respectively.

Additionally, for the year ended November 30, 2008, the Adviser contractually reimbursed certain operating expenses of the Micro Cap Portfolio, Small Cap Portfolio, Mid Cap Portfolio, and Growth Portfolio in the amounts of $117,640, $109,991, $93,799, and $92,862, respectively.

Under the terms of the agreements, reimbursed expenses, including prior period expenses, are subject to potential recovery for up to three years. Reimbursed/absorbed expenses subject to potential recovery by year of expiration are as follows:

	Micro Cap	Small Cap	Mid Cap	Growth
Year of Expiration	Portfolio	Portfolio	Portfolio	Portfolio

November 30, 2008	$—	$—	$—	$59,379
November 30, 2009	$25,234	$98,208	$83,098	$103,147
November 30, 2010	$123,850	$164,949	$123,416	$114,995
November 30, 2011	$111,548	$106,515	$93,799	$92,862

During fiscal year ended November 30, 2007, the Adviser determined that gains from certain initial public offering (“IPO”) transactions during 2004 and 2005 should have benefited the Small Cap and Growth Portfolios. Effective September 14, 2007, the Adviser paid the Small Cap Portfolio $1,044,138 and the Growth Portfolio $786,575, which was net of payments made directly to shareholders of $347,383 and $216,425, respectively, representing these gains.

The Trust, on behalf of each Portfolio, entered into a Distribution Agreement with Quasar Distributors, LLC (“Quasar”), an affiliate of U.S. Bancorp Fund Services, LLC (the “Administrator”). Rule 12b-1 under the 1940 Act permits an investment company directly or indirectly to pay expenses associated with the distribution of its shares (“distribution expenses”) in accordance with a plan adopted by the investment company’s board of trustees and approved by its shareholders. Pursuant to such rule, the Trustees and Class N shareholders have adopted a Distribution Plan hereinafter referred to as the “Class N Plan”.

42	1.800.426.9157

Under the Class N Plan, the Trust is authorized to pay to the Distributor and/or other parties (which need not be registered broker-dealers) distribution and/or service fees for a Portfolio at an annual rate of up to 0.35% of the average daily net assets of such Portfolio share class. This fee will be paid pursuant to an appropriate agreement in payment for any activities or expenses intended to result in the sale and/or retention of Trust shares, including, but not limited to, (a) compensation paid to registered representatives of the Distributor and to participating dealers or to any other persons that have entered into selling agreements with the Distributor or the Trust, (b) salaries and other expenses of the Distributor or other parties relating to selling or servicing efforts, (c) expenses of organizing and conducting sales seminars, printing of prospectuses, statements of additional information and reports for other than existing shareholders, (d) preparation and distribution of advertising materials and sales literature and other sales promotion expenses, and/or (e) ongoing services to shareholders which facilitate the continued retention of investors as shareholders of a Portfolio. These fees are payable by the Trust on behalf of a Portfolio regardless of whether those fees exceed or are less than the actual expenses incurred by the Distributor and/or other applicable parties with respect to such Portfolio in a particular year.

Presently, the Board has authorized payments under each Plan only to the extent necessary to pay for actual 12b-1 expenses incurred. These authorizations currently amount to 0.35% for Micro Cap Portfolio’s Class N shares, 0.35% for Small Cap Portfolio’s Class N shares, 0.02% for Mid Cap Portfolio’s Class N shares, and 0.05% for Growth Portfolio’s Class N shares.

The Trust, on behalf of each Portfolio, has engaged U.S. Bancorp Fund Services, LLC to serve as the Portfolios’ administrator. Each Portfolio pays the administrator a monthly fee computed at an annual rate of 0.08% of the first $200,000,000 of each Portfolio’s net assets, 0.07% on the next $500,000,000 of net assets and 0.05% percent on the balance of each Portfolio’s net assets. An annual minimum fee of $30,000 is imposed on each Portfolio.

The Trust, on behalf of each Portfolio, has engaged U.S. Bancorp Fund Services, LLC to serve as the Portfolios’ transfer agent.

5. Securities Lending. Effective March 1, 2007, the Brazos Mutual Funds entered into a securities lending agreement with Goldman Sachs (the “Borrower”). The Funds terminated the contract with Goldman Sachs on September 16, 2008. Under the terms of the agreement, the Funds were authorized to loan securities to borrowers. In exchange, the Funds received cash collateral in the amount of at least 102% of the value of the securities loaned.

As of November 30, 2008 the Funds had no securities on loan.

6. Fair Value of Financial Instruments. In September 2006, the Financial Accounting Standards Board issued Standard No. 157, “Fair Value Measurements” effective for fiscal years beginning after November 15, 2007. SFAS 157 clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosure about the use of fair value measurements in an effort to make the measurement of fair value more

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consistent and comparable. The Portfolios adopted SFAS 157 effective December 1, 2007. A summary of the fair value hierarchy under SFAS 157 is described below.

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

Level 1 - Quoted prices in active markets for identical securities.

Level 2 -	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 -	Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Investments whose values are based on quoted market prices in active markets, and are therefore classified within level 1, include active listed equities and money market funds.

Investments that trade in markets that are not considered to be active, but are valued based on quoted market prices, dealer quotations or alternative pricing sources supported by observable inputs are classified within level 2. These include warrants and commercial paper.

The following tables provide the fair value measurements of applicable Portfolio assets by level within the fair value hierarchy for each Portfolio as of November 30, 2008. These assets are measured on a recurring basis.

		Fair Value Measurements at Reporting Date Using
		Quoted prices in
		active markets For	Significant other	Significant
	Total	identical assets	observable inputs	unobservable inputs
	Fair Values	(Level 1)	(Level 2)	(Level 3)

Micro Cap Portfolio	$46,596,293	$44,460,512	$2,135,781	$—

Small Cap Portfolio	$15,845,374	$15,115,374	$730,000	$—

Mid Cap Portfolio	$28,976,848	$27,815,848	$1,161,000	$—

Growth Portfolio	$33,470,048	$32,052,048	$1,418,000	$—

7. Trust Shares. At November 30, 2008, there were an unlimited number of shares of beneficial interest authorized. The following table summarizes the activity in shares and dollar amounts applicable to each Portfolio.

	Micro Cap Portfolio				Small Cap Portfolio
	Class Y				Class Y
	For The		For The		For The		For The
	Year Ended		Year Ended		Year Ended		Year Ended
	November 30, 2008		November 30, 2007		November 30, 2008		November 30, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	606,139	$10,872,667	664,565	$15,653,939	93,240	$2,391,933	59,764	$1,547,850
Reinvested dividends	687,565	14,060,701	590,289	12,142,253	20,489	551,979	—	—
Shares redeemed	(938,574)	(15,380,521)	(1,171,926)	(26,070,075)	(176,703)	(3,581,593)	(179,484)	(4,376,974)

Net decrease	355,130	$9,552,847	82,928	$1,726,117	(62,974)	$(637,681)	(119,720)	$(2,829,124)

Beginning Shares	3,633,824		3,550,896		1,063,054		1,182,774

Ending Shares	3,988,954		3,633,824		1,000,080		1,063,054

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	Micro Cap Portfolio				Small Cap Portfolio
	Class N				Class N
	For The		For The		For The		For The
	Year Ended		Year Ended		Year Ended		Year Ended
	November 30, 2008		November 30, 2007		November 30, 2008		November 30, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	535,133	$9,646,971	189,269	$4,234,780	429,190	$9,598,288	82,493	$2,226,411
Shares issued in connection with the redesignation of the Class B Shares	—	—	100,358	2,486,878	—	—	40,598	1,120,495
Reinvested dividends	71,168	1,429,048	47,490	962,150	4,218	111,618	—	—
Shares redeemed	(694,189)	(11,051,338)	(89,532)	(2,062,458)	(496,424)	(8,570,857)	(54,768)	(1,313,270)

Net decrease	(87,888)	$24,681	247,585	$5,621,350	(63,016)	$1,139,049	68,323	$2,033,636

Beginning Shares	524,302		276,717		244,337		176,014

Ending Shares	436,414		524,302		181,321		244,337

	Micro Cap Portfolio				Small Cap Portfolio
	Class B				Class B
	For The		For The		For The		For The
	Year Ended		Year Ended		Year Ended		Year Ended
	November 30, 2008		November 30, 2007		November 30, 2008		November 30, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—	—	$—	—	$—
Shares redeemed in connection with the redesignation of the
Class B Shares	—	—	(104,976)	(2,486,878)	—	—	(42,637)	(1,120,495)
Reinvested dividends	—	—	22,271	430,270	—	—	—	—
Shares redeemed	—	—	(31,396)	(662,136)	—	—	(23,212)	(520,903)

Net decrease	—	$—	(114,101)	$(2,718,744)	—	$—	(65,849)	$(1,641,398)

Beginning Shares	—		114,101		—		65,849

Ending Shares	—		—		—		—

	Mid Cap Portfolio				Growth Portfolio
	Class Y				Class Y
	For The		For The		For The		For The
	Year Ended		Year Ended		Year Ended		Year Ended
	November 30, 2008		November 30, 2007		November 30, 2008		November 30, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	20,529	$212,574	239,602	$2,995,480	22,070	$454,798	21,455	$428,900
Reinvested dividends	48,983	582,411	54,350	570,133	1,338	29,241	1,604	26,766
Shares redeemed	(53,025)	(534,448)	(1,154,320)	(13,110,311)	(66,950)	(1,212,190)	(175,642)	(3,361,227)

Net decrease	16,487	$260,537	(860,368)	$(9,544,698)	(43,542)	$(728,151)	(152,583)	$(2,905,561)

Beginning Shares	443,670		1,304,038		366,428		519,011

Ending Shares	460,157		443,670		322,886		366,428

	Mid Cap Portfolio				Growth Portfolio
	Class N				Class N
	For The		For The		For The		For The
	Year Ended		Year Ended		Year Ended		Year Ended
	November 30, 2008		November 30, 2007		November 30, 2008		November 30, 2007
	Shares	Amount	Shares	Amount	Shares	Amount	Shares	Amount

Shares sold	15,394	$162,730	3,856	$47,488	360,592	$7,417,116	320,625	$6,515,967
Shares issued in connection with the redesignation of the Class B Shares	—	—	—	—	—	—	85,210	1,789,401
Reinvested dividends	619,394	7,166,394	305,154	3,100,368	10,829	232,714	8,415	136,840
Shares redeemed	(28,552)	(263,833)	(22,408)	(249,309)	(691,016)	(12,087,238)	(34,570)	(630,803)

Net decrease	606,236	$7,065,291	286,602	$2,898,547	(319,595)	$(4,437,408)	379,680	$7,811,405

Beginning Shares	3,469,398		3,182,796		3,054,653		2,674,973

Ending Shares	4,075,634		3,469,398		2,735,058		3,054,653

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	Growth Portfolio
	Class B
	For The		For The
	Year Ended		Year Ended
	November 30, 2008		November 30, 2007
	Shares	Amount	Shares	Amount

Shares sold	—	$—	—	$—
Shares redeemed in connection with the redesignation of the Class B Shares	—	—	(88,365)	(1,789,401)
Shares redeemed	—	—	(50,056)	(839,905)

Net decrease	—	$—	(138,421)	$(2,629,306)

Beginning Shares	—		138,421

Ending Shares	—		—

8. Income Tax Information. At November 30, 2008, accumulated earnings/(losses) on a tax basis were as follows:

	Micro Cap	Small Cap	Mid Cap	Growth
	Portfolio	Portfolio	Portfolio	Portfolio

Cost of Investments for tax purposes	$56,055,554	$18,490,173	$34,619,366	$39,165,764

Gross unrealized appreciation	2,296,034	956,562	1,743,714	1,956,146
Gross unrealized depreciation	(11,755,295)	(3,601,361)	(7,386,232)	(7,651,862)

Net unrealized depreciation	$(9,459,261)	$(2,644,799)	$(5,642,518)	$(5,695,716)

Undistributed ordinary income	—	—	—	27
Undistributed long-term capital gain	—	—	—	—

Total distributable earnings	$—	$—	$—	$27

Other accumulated losses	$(27,702,283)	$(21,718,235)	$(10,081,444)	$(29,924,402)

Total accumulated losses	$(37,161,544)	$(24,363,034)	$(15,723,962)	$(35,620,091)

At November 30, 2008, undistributed ordinary income and long-term capital gains for federal tax purposes were as follows:

	Undistributed	Undistributed
	Ordinary	Long-Term
	Income*	Capital Gains

Micro Cap Portfolio	$—	$—
Small Cap Portfolio	—	—
Mid Cap Portfolio	—	—
Growth Portfolio	27	—

*	Amount includes net investment income and short-term capital gains.

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The following net realized capital loss carryforwards at November 30, 2008, may be utilized to offset future capital gains. To the extent the Small Cap Portfolio and Growth Portfolio realize future net capital gains, taxable distributions to their shareholders will be offset by any unused capital loss carryforward to the extent allowed by the Internal Revenue Code (IRC).

	Capital Loss	Expiration
	Carryforward	Through

Micro Cap Portfolio	$27,564,048	11/30/16
Small Cap Portfolio	9,475,538	11/30/10
	11,989,631	11/30/16
Mid Cap Portfolio	10,041,778	11/30/16
Growth Portfolio	11,365,750	11/30/10
	18,232,389	11/30/16

During the year ended November 30, 2008 the Portfolios paid the following dividends:

	Ordinary Income	Net Long-Term
	Dividends	Capital Gains

Micro Cap Portfolio	$12,420,099	$4,097,451
Small Cap Portfolio	702,030	—
Mid Cap Portfolio	8,056,725	38,602
Growth Portfolio	263,674	—

The Portfolios designated as long-term capital gain dividend, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Portfolios related to net capital gain to zero for the tax year ended November 30, 2008.

During the year ended November 30, 2007 the Portfolios paid the following dividends:

	Ordinary Income	Net Long-Term
	Dividends	Capital Gains

Micro Cap Portfolio	$11,687,573	$4,410,830
Small Cap Portfolio	—	—
Mid Cap Portfolio	3,173,734	1,182,728
Growth Portfolio	116,144	—

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To the Board of Trustees and Shareholders of Brazos Mutual Funds:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Brazos Small Cap Portfolio, Brazos Micro Cap Portfolio, Brazos Growth Portfolio, and Brazos Mid Cap Portfolio (constituting the Brazos Mutual Funds, hereafter referred to as the “Funds”) at November 30, 2008, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2008 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Milwaukee, WI
January 23, 2009

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The Board of Trustees is comprised of three independent Trustees. During 2008, the Trust paid each Trustee a $9,000 quarterly retainer fee. In addition, each Trustee received a fee of $5,000 per in-person meeting, a fee of $1,500 per telephonic meeting, a fee of $3,000 per in-person special meeting, and reimbursement for travel and other expenses incurred while attending Board meetings. The Chairman received an additional $10,000 in compensation for his role as Chairman. The fees are aggregated for all the Trustees and allocated proportionately among the Portfolios of the Trust. The Trust’s officers receive no remuneration from the Trust for their services. Aggregate compensation paid by the Trust to the Trustees was $178,000 for the fiscal year ended November 30, 2008. Additionally, in the aggregate, each Trustee received special compensation of $3,000 for special telephonic meetings and $12,000 for special in-person meetings for the fiscal year ended November 30, 2008. The Trust’s Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-426-9157.

Trustees and Officers of the Trust

Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length		Complex	Directorships
Name, Address	Position(s) Held	of Time	Principal Occupation(s)	Overseen by	Held by
and Date of Birth	with Trust	Served	During Past 5 Years	Trustee(1)	Trustee(2)
INDEPENDENT TRUSTEES

George W. Gau (9/6/47) 5949 Sherry Lane Suite 1600 Dallas, TX 75225	Trustee, Chairman of the Board	Indefinite, until successor elected Since 1999, Chairman since August 2004.	Professor of Finance and George S. Watson Centennial Professor in Real Estate, since 1988, and J. Ludwig Mosle Centennial Memorial Professor in Investments and Money Management, since 1996, McCombs School of Business, University of Texas at Austin, Dean, McCombs School of Business, 2002-2008. Chairman of the Board, The MBA Investment Fund, L.L.C., since 1994, a private investment company managed by business students.	4	None

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Number of
		Term of		Portfolios in
		Office and		Fund	Other
		Length		Complex	Directorships
Name, Address	Position(s) Held	of Time	Principal Occupation(s)	Overseen by	Held by
and Date of Birth	with Trust	Served	During Past 5 Years	Trustee(1)	Trustee(2)

John H. Massey (8/6/39) 5949 Sherry Lane Suite 1600 Dallas, TX 75225	Trustee	Indefinite, until successor elected Since 1996	Chairman of the Fund of Funds Investment Committee for Neuberger Investment Management.	4	Corporate director: American Amicable Life Insurance Company, Hill Bancshares Holdings, Inc., FSW Holdings, Inc., Occidental Life Insurance Company of North Carolina, Pioneer American Insurance Company, and Central Texas Bankshares Holdings, Inc.

David M. Reichert (6/18/39) 5949 Sherry Lane Suite 1600 Dallas, TX 75225	Trustee	Indefinite, until successor elected Since 1996	Retired.	4	None

OFFICERS

Benjamin C. Bell, Jr. (12/28/59)	President, Chief Financial Officer and Treasurer	Indefinite, until successor elected Since 2004	Managing Partner, Brazos Capital Management since 2004. Prior to joining Brazos Capital Management, Mr. Bell served as a Chief Operating Officer for Stratmark Group L.P. (2002-2003).	N/A	N/A

James F. McCain (7/13/51)	Chief Compliance Officer, Secretary and AML Officer	Indefinite, until successor elected Since 2007	Chief Compliance Office, Brazos Capital Management since 2007. Prior to joining Brazos Capital Management, Mr. McCain served as Chief Compliance Officer for G.W. Henssler & Associates, Ltd., Henssler Asset Management, LP and Henssler Funds (2004 - 2007) and Compliance Director for Voyager Asset Management (2001 - 2004).	N/A	N/A

(1)	The “Fund Complex” consists of all registered investment companies for which the Adviser serves as investment adviser, which currently consists of the Trust (4 portfolios).

(2)	Directorships of companies required to report to the Securities and Exchange Commission under the Securities Exchange Act of 1934 (i.e., “public companies”) or other investment companies registered under the 1940 Act.

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Proxy Voting. A description of the Trust’s proxy voting policies and procedures relating to the holdings of each Portfolio is available without charge, upon request, by calling 1-800-426-9157 or on the SEC website at http://www.sec.gov.

Proxy Voting Record. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling 1-800-426-9157 and on the SEC website at http://www.sec.gov.

Availability of Quarterly Portfolio Schedule. The Funds file complete schedules of portfolio holdings for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC website at http://www.sec.gov and may be reviewed and copied at the SEC’s public reference room in Washington, D.C. Information on the operation of the Public Reference room may be obtained by calling 1-800-SEC-0330.

Shareholder Notification of Federal Tax Status. The Funds designate the following percentage of ordinary dividends declared during the fiscal year ended November 30, 2008 as dividends qualifying for the dividends received deduction available to corporate shareholders:

Mid Cap Portfolio	1.30%

The Funds designate the following percentage of ordinary income dividends declared from net investment income during the fiscal year ended November 30, 2008 as qualified income under the Jobs and Growth Tax Relief Reconciliation Act of 2003:

Micro Cap Portfolio	1.53%
Small Cap Portfolio	8.22%
Mid Cap Portfolio	1.28%
Growth Portfolio	49.89%

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Introduction. At a meeting held on November 25, 2008, the Board of Trustees of Brazos Mutual Funds (the “Board”), approved the renewal of each Portfolio’s investment advisory agreement with Brazos Capital Management, L.P. (“BCM”) for an additional six-month period (the “Agreements”). In voting to approve the renewal of the Agreements, the Board considered the overall fairness of the Agreements and factors it deemed relevant with respect to each Portfolio, including, but not limited to: (1) the nature, extent and quality of the services provided to each Portfolio under each Agreement; (2) the performance of each Portfolio as compared to its benchmark and selected peer mutual funds for various periods ended September 30, 2008; (3) the level of the fees and the overall expenses of each Portfolio and how those compared to selected peer mutual funds and to applicable Lipper funds universes; (4) the costs to BCM of services provided to the Portfolios and the profitability of such services to BCM; and (5) the effect of changes in each Portfolio’s asset levels on the advisory fee and overall expense ratios (economies of scale). For purposes of performance and fee comparisons, the Board considered the class of shares with the longest operational history. The Board did not identify any single factor or item of information as all-important or controlling. In considering the approval of the Agreements, the Board reviewed a variety of information, including, but not limited to, BCM’s responses to certain questions relating to its management of the Portfolios, reports relating to each Portfolio’s performance, reports regarding each Portfolio’s advisory fees and total operating expenses, reports on BCM’s profitability and other relevant data. The Board also considered responses to questions that it asked to various personnel of BCM regarding certain key aspects of materials submitted in support of the renewal.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement for each Portfolio and each Trustee may have afforded different weight to the various factors. In determining whether to approve the continuance of the Agreements, the Board considered the best interests of each Portfolio separately. In addition, the Board noted that the Trustees have considered various reports and information provided throughout the year at their regular Board meetings and otherwise. While the Agreement for each Portfolio was considered at the same Board meeting, the Board considered each Portfolio’s investment advisory relationship separately.

Nature, Extent and Quality of Services. The Board considered BCM’s experience in serving as the investment adviser for the Portfolios since their inception. For example, the Board considered that BCM is responsible for making investment decisions on behalf of each Portfolio, placing all orders for the purchase and sale of investments for each Portfolio with brokers or dealers, and performing related administrative functions. The Board also considered information regarding BCM’s investment process and the background of each portfolio manager. In addition,

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the Board solicited and received assurances that BCM’s parent company or its affiliates would continue to devote sufficient resources to BCM so as to enable it to continue to provide an appropriate level and quality of services to the Portfolios in accordance with the advisory agreements.

Performance. The Board considered the performance of each Portfolio relative to its benchmark index and selected peer group funds.

With respect to the Micro Cap Portfolio, the Board considered that the Portfolio outperformed its benchmark index for the 3-year and 10-year periods and underperformed its benchmark index for all other relevant periods. In addition, this Portfolio outperformed a majority of its selected peer funds for all relevant periods, except the latest quarter and year-to-date periods.

With respect to the Small Cap Portfolio, the Board considered that the Portfolio underperformed its benchmark index for all relevant periods. In addition, this Portfolio outperformed a majority of its selected peer funds for the 3-year period, was in the middle of a group of its selected peer funds for the 5-year period, and underperformed a majority of its selected peer funds for all other relevant periods.

With respect to the Mid Cap Portfolio, the Board considered that the Portfolio outperformed its benchmark index for the 3-year period and underperformed its benchmark index for all other relevant periods. In addition, this Portfolio outperformed a majority of its selected peer group funds for the 1-year and 3-year periods and underperformed a majority of its selected peer group funds for all other relevant periods.

With respect to the Growth Portfolio, the Board considered that the Portfolio underperformed its benchmark index for all relevant periods. In addition, this Portfolio outperformed a majority of its selected peer group funds for the 1-year and 3-year periods and underperformed a majority of its selected peer group funds for all other relevant periods.

Fees and Expenses. The Board considered the advisory fee and total expenses of each Portfolio’s Class Y shares relative to similar funds. For each Portfolio, the Board considered the impact of declining assets on each Portfolio’s expense ratios. The Board also noted that BCM agreed to continue its existing expense reimbursement arrangements for each Portfolio.

With respect to the Micro Cap Portfolio, the Board considered that its contractual advisory fee rate is higher than the average of selected peer funds and the average of the Lipper funds universe. The Board also considered that the total expense ratio (after contractual fee waivers) is lower than the average of selected peer funds and higher than the average of the Lipper funds universe.

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With respect to the Small Cap Portfolio, the Board considered that its contractual advisory fee rate is higher than the average of selected peer funds and the average of the Lipper funds universe. The Board also considered that the total expense ratio (after contractual fee waivers) is lower than the average of the selected peer funds and the average of the Lipper funds universe.

With respect to the Mid Cap Portfolio, the Board considered that its contractual advisory fee rate is within a few basis points of selected peer funds and the average of the Lipper funds universe. The Board also considered that the total expense ratio (after contractual fee waivers) is lower than the average of selected peer funds and the average of the Lipper funds universe.

With respect to the Growth Portfolio, the Board considered that its contractual advisory fee rate is lower than the average of selected peer funds and higher than the average of the Lipper funds universe, but that the total expense ratio (after contractual fee waivers) is lower than the average of selected peer funds and the average of the Lipper funds universe.

Costs, Profitability and Economies of Scale. The Board considered the profitability analysis provided by BCM. In this regard, the Board noted that BCM did not earn profits in connection with rendering services to any of the Portfolios during the prior year. As a result, the Board did not deem there to be economies of scale at this point which would warrant any changes in advisory fee rates. BCM noted that it expects asset levels to increase in the future, which may lead to economies of scale.

Conclusions. Based on the above considerations, the Board concluded that: (1) each Portfolio could reasonably benefit from BCM’s services as investment adviser; (2) the performance of BCM in managing each Portfolio has been reasonable; and (3) BCM’s advisory fee schedule for each Portfolio is reasonable in light of all the foregoing factors. Accordingly, the Board determined in its business judgment to renew each Agreement.

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TRUSTEES

GEORGE W. GAU
JOHN H. MASSEY
DAVID M. REICHERT

OFFICERS

BENJAMIN C. BELL, JR.
President, Chief Financial Officer and Treasurer

JAMES F. McCAIN
Chief Compliance Officer, Secretary and AML Officer

ADMINISTRATOR

U.S. BANCORP FUND SERVICES, LLC
615 EAST MICHIGAN STREET, 3RD FLOOR
MILWAUKEE, WI 53202
CUSTODIAN & TRANSFER AGENT

U.S. BANK, N.A.
1555 N. RIVER CENTER DR., SUITE 302
MILWAUKEE, WI 53212

COUNSEL

K&L GATES LLP
1601 K STREET, N.W.
WASHINGTON, DC 20006

INDEPENDENT REGISTER PUBLIC
ACCOUNTING FIRM

PRICEWATERHOUSECOOPERS LLP
100 EAST WISCONSIN AVENUE
MILWAUKEE, WI 53202

DISTRIBUTOR

QUASAR DISTRIBUTORS, LLC
615 EAST MICHIGAN STREET
MILWAUKEE, WI 53202

When used as sales literature, this report must be accompanied or preceded by a Fund’s current prospectus. Distributed 01/09.

U.S. Bancorp Fund Services, LLC
615 East Michigan Street, 3rd Floor • Milwaukee, WI 53202

800.426.9157
brazosfunds.com

Item 2. Code of Ethics.
The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report. The registrant undertakes to provide to any person without charge, upon request, a copy of its code of ethics by mail when they call the registrant at 1-800-426-9157.
Item 3. Audit Committee Financial Expert.
The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. John H. Massey is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.
Item 4. Principal Accountant Fees and Services.
The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2008	FYE 11/30/2007

Audit Fees	$103,000	$100,000
Audit-Related Fees	$0	$0
Tax Fees	$18,000	$17,700
All Other Fees	$0	$0

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

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The percentage of fees billed by PricewaterhouseCoopers, LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 12/31/2008	FYE 12/31/2007

Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 12/31/2008	FYE 12/31/2007

Registrant	$0	$0
Registrant’s Investment Adviser	$0	$0

Item 5. Audit Committee of Listed Registrants.
Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).
Item 6. Investments.
Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
Not applicable to open-end investment companies.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
Not applicable to open-end investment companies.

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Item 10. Submission of Matters to a Vote of Security Holders.
The registrant’s nominating committee charter does not contain any procedures by which shareholders may recommend nominees to the registrant’s board of trustees.
Item 11. Controls and Procedures.
(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.
(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed February 9, 2004.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.
(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

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SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Brazos Mutual Funds

By (Signature and Title)	/s/ Robin C. Thorn
Robin C. Thorn, President

Date February 4, 2009
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

(Registrant) Brazos Mutual Funds

By (Signature and Title)	/s/ Robin C. Thorn
Robin C. Thorn, President

Date February 4, 2009

By (Signature and Title)	/s/ Gerald P. Melia
Gerald P. Melia, Chief Financial Officer & Treasurer

Date February 6, 2009

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